Other Income (Expense), Net	12 Months Ended
Dec. 31, 2011
Other Income (Expense), Net [Abstract]
Other Income (Expense), Net

NOTE 9 – OTHER INCOME (EXPENSE), NET

The Company's other income (expense) consisted of the following (in thousands):

	2011	2010	2009
Interest income	$4,543	$2,076	$2,057
Interest expense	(69,954)	(67,372)	(45,603)
Other	(29,762)	(3,150)	(12,107)
Total other income (expense), net	$(95,173)	$(68,446)	$(55,653)

During 2011, legislation became effective in Puerto Rico that levied a 4% excise tax for most purchases from Puerto Rico. As the excise tax is not levied on income, the Company has classified the tax as other expense. The Company recognized $28.3 million of excise tax expense during 2011 for purchases made from its Puerto Rico subsidiary. This tax is almost entirely offset by the foreign tax credits which are recognized as a benefit to income tax expense.

The Company classifies realized gains or losses from the sale of investments and investment impairment charges as other income (expense). The Company recorded a $4.9 million realized gain in other income associated with the sale of an available-for-sale investment in 2010. During 2010 and 2009, the Company recognized investment impairment charges of $5.2 million and $8.3 million, respectively, in other expense.